UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2004

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, OK		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03. Material Modifications to Rights of Security Holders.

On September 21, 2004, The Williams Companies, Inc. (the "Company"), pursuant to approval by the Company’s Board of Directors, entered into an Amended and Restated Rights Agreement with EquiServe Trust Company, N.A., as Rights Agent ("EquiServe"). EquiServe and EquiServe, Inc. also provide stock transfer services to the Company.

The Amended and Restated Rights Agreement amends and restates the Rights Agreement dated February 6, 1996 between the Company and EquiServe, as successor in interest to First Chicago Trust Company of New York.

The Amended and Restated Rights Agreement affects the issued and outstanding common stock of the Company.

The Amended and Restated Rights Agreement was amended to (i) extend the term of the prior Rights Agreement from February 6, 2006 to September 21, 2014; (ii) eliminate the "Adverse Person" concept; (iii) reset the exercise price to $50 per share; and (iv) broaden the Board of Directors’ ability to exempt inadvertent triggers that result solely from the existence of a "group" among major stockholders.

A copy of the Amended and Restated Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 15, 2004, the Company’s Board of Directors amended the Company’s By-laws to (i) delete the provision in Article II Section 3 (Special Meetings) that allowed the stockholders owning of record at least a majority in number of the issued and outstanding shares of stock of the Company entitled to vote to call a Special Meeting of Stockholders and (ii) require in Article IX Section 1 (Amendments of By-Laws) an affirmative vote of the holders of 75 percent of the voting power of all shares of outstanding stock of the Company to alter, amend, supplement or repeal and adopt new By-laws.

A copy of the Company’s By-laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

a) None
b) None
c) Exhibits

Exhibit 3.1 Copy of the Company's By-Laws effective September 15, 2004.

Exhibit 4.1 Copy of the Amended and Restated Rights Agreement dated September 21, 2004 by and between the Company and EquiServe Trust Company, N.A., as Rights Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc. (Registrant)

September 21, 2004	By:	Brian K. Shore

Name: Brian K. Shore
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

EX-3.1	Copy of the Company's By-Laws effective September 15, 2004
EX-4.1	Copy of the Amended and Restated Rights Agreement dated September 21, 2004 by and between the Company and EquiServe Trust Company, N.A., as Rights Agent